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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-6090) of Decora Industries Inc. of our report dated June 30, 2000 relating to the financial statements and financial statement schedule which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Stamford, CT
July 14, 2000